SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   June 10, 1998
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                   Conversion Technologies International, Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          Delaware                    000-28198                  13-3754366
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (IRS EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)

2180 Park Avenue North
Suite 110
Winter Park, Florida                                                 32789
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

Registrant's telephone number, including area code  (407) 207-5900
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

     ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On June 10, 1998, Conversion Technologies International, Inc. (the "Company") and Ernst & Young LLP, the Company's independent auditors, mutually agreed to terminate their relationship. In connection with its audits for each of the two years in the period ended June 30, 1997 and in the subsequent interim periods, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report. Ernst & Young's report on the Company's financial statements for each of the two years in the period ended June 30, 1997 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles, except that Ernst & Young's report on the Company's consolidated financial statements for the fiscal year ended June 30, 1997 included an explanatory paragraph that the Company had generated only minimal revenue, incurred significant losses and had a working capital deficiency and stockholders' deficiency, which conditions raised substantial doubt about the Company's ability to continue as a going concern. Such report also stated that the financial statements did not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

     The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Company. The Company has requested Ernst & Young to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated June 16, 1998 is filed as Exhibit 16 to this Form 8-K.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) FINANCIAL INFORMATION OF BUSINESSES ACQUIRED.

         Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

(c) EXHIBITS.

         Exhibit No.
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         Description of Exhibit
         ----------------------

                  16                Letter re: Change in Certifying Accountants.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONVERSION TECHNOLOGIES
                                    INTERNATIONAL, INC.


                                   By:/s/William L. Amt
                                      -------------------------------------
                                      William L. Amt
                                      President and Chief Executive Officer


June 16, 1998



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                                  EXHIBIT INDEX

 EXHIBIT NO.                            DOCUMENT                      PAGE NO.
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    16           Letter re:  Change in Certifying Accountants            4